Exhibit 77(q)(1)

                                    EXHIBITS

(e) Form of Restated Management Agreement between the Registrant and ING Investments, LLC - filed as an exhibit to Post-Effective Amendment No. 4 to the Registrant's Form N-1A Registration Statement on April 18, 2002 and incorporated herein by reference.